Exhibit 10.10

SCHEDULE
to the
March 1, 2007 Master Agreement
dated as of [trade date of first transaction / signature date if no transaction]
between

UBS AG	and	UBS Managed Futures (Aspect) LLC
(“Party A”)		(“Party B”)

Part 1
Termination Provisions

(a)            “Specified Entity” means:

(i)           for Party A for the purpose of:

Section 5(a)(v) of this Agreement,                                                                UBS Securities LLC and UBS Limited,
Section 5(a)(vi) of this Agreement,                                                               none,
Section 5(a)(vii) of this Agreement,                                                              none,
Section 5(b)(iv) of this Agreement                                                                none; and

(ii)           for Party B for the purpose of:

Section 5(a)(v) of this Agreement,                                                                the Investment Adviser of Party B,
Section 5(a)(vi) of this Agreement,                                                               the Investment Adviser of Party B,
Section 5(a)(vii) of this Agreement,                                                              the Investment Adviser of Party B,
Section 5(b)(iv) of this Agreement                                                                none.

(b)
“Specified Transaction” has the meaning specified in Section 14 of this Agreement and also means repurchase agreements, reverse repurchase agreements, securities lending agreements, forward contracts, precious metals transactions, letters of credit reimbursement obligations, indebtedness for borrowed money (whether or not evidenced by a note or similar instrument) and any amounts payable under exchange traded derivative agreements between one party to this Agreement (or any Credit Support Provider or applicable Specified Entity of that party) and the other party to this Agreement (or any Credit Support Provider or applicable Specified Entity of that other party).

(c)	The “Cross Default” provisions of Section 5(a)(vi) of this Agreement apply to Party A and to Party B with the addition of the following at the end:

“however, an Event of Default does not occur under either (1) or (2) above if such party demonstrates to the reasonable satisfaction of the other that (a) the event or condition referred to in (1) or the failure to pay referred to in (2) is, or is due to, a failure to pay caused by an error or omission of an administrative or operational nature; (b) funds were available to such party to enable it to make the relevant payment when due; and (c) the relevant payment is made within three Local Business Days following receipt of written notice from an interested party of the failure to pay.”

“Specified Indebtedness” means any obligation (whether present or future, contingent or otherwise as principal or surety or otherwise) for the payment or repayment of any money.

“Threshold Amount” means:

(i)	for Party A: an amount equal to 2% of shareholders’ equity (however described) of Party A as shown on the most recent annual audited financial statements of Party A; and

(ii)
for Party B, or any Credit Support Provider or Specified Entity of Party B:  the lesser of USD 10,000,000 (or the equivalent in other currencies) and an amount equal to 2% of Net Asset Value (as defined in Part 5 below) of Party B.

(d)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of this Agreement will apply to Party A and Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) of this Agreement applies to Party A and does/does not apply to Party B.

(f)	Payments on Early Termination for the purpose of Section 6(e) of this Agreement: (i) Loss applies; and (ii) the Second Method applies.

(g)
“Termination Currency” means a currency in which payments are required to be made under a Confirmation for a Terminated Transaction, that is selected by the Non-defaulting Party or non-Affected Party, or, if there are two Affected Parties, as agreed between the parties or, failing agreement or if the currency selected is not freely available, the Termination Currency is U.S. Dollars.

(h)	Additional Termination Event. The following are Additional Termination Events for which Party B is the Affected Parry:

(A)
Decline in Net Asset Value.  Party B’s Net Asset Value (as at the last day of any calendar month (such date, “X”)) declines by (i) 15% or greater within one calendar month of X, or (ii) 30% or greater within 3 calendar months of X or (iii) 40% or greater within 12 calendar months of X;

(B)
Minimum Partnership Capital/Net Asset Value.  The Partnership Capital/Net Asset Value of Party B is equal to or less than (i) 50% of Party B’s Partnership Capital/Net Asset Value as of the signing of this agreement or (ii) 50% of Party B’s Partnership Capital/Net Asset Value as of the 31st December of the previous calendar year;

(C)	Change of Adviser. Aspect Capital Limited (the “Investment Adviser”) ceases to be the investment adviser to Party B;

(D)	Change in Management. Either Michael Adam or Anthony Todd ceases to be actively involved in and responsible for the management of the assets of Party B (as reasonably determined by Party A);

(E)
Failure to Deliver Net Asset Value Statement.  Party B fails to deliver a statement of its Net Asset Value or its monthly investment report on or before the third Local Business Day of Party A notifying Party B (whether in writing or orally) of Party B’s failure to provide the report on the required delivery date specified in Part 3 of this Schedule; and

(F)	Change in Regulatory Status. The Investment Adviser ceases to be regulated by a recognized regulatory body in a FATF (Financial Action Task Force) country.

Part 2

Tax Representations

(a)	Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, PROVIDED THAT it is not a breach of this representation where reliance is placed on sub-clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)	Payee Tax Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make no representations.

Part 3

Agreement to Deliver Documents

For the purposes of Sections 3(d), 4(a)(i) and (ii) of this Agreement, each party agrees to supply the following documents:

PARTY REQUIRED	FORM/DOCUMENT/	DATE BY WHICH	COVERED BY SECTION
TO DELIVER DOCUMENT:	CERTIFICATE:	TO BE DELIVERED:	3(d) REPRESENTATION:

Party A and Party B	Evidence of the authority	On or before execution of	Yes
	and true signatures of each	this Agreement and each
	official or representative	Confirmation forming a part
	signing this Agreement or	of this Agreement.
Confirmation on its behalf.

Party B	Opinion of Party B’s legal	On or before execution of	Yes
	counsel in a form	this Agreement.
satisfactory to Party A
regarding (inter alia) the
power and authority of Party
B to enter into this
Agreement and
Transactions hereunder.

Party B	Evidence reasonably	On or before execution of	Yes
	satisfactory to Party A	this Agreement.
authorising Party B’s
execution of this Agreement
and each Confirmation and
performance of Party B’s
obligations.

Party B	Annual Audited	As soon as practicable but	Yes
	Financial Statements	in any event within 90
days of the end of each
financial year

Party B	Copy of the monthly	Within 15 days of the last	Yes
	investment report	Local Business Day in
	prepared by the	each calendar month
investment adviser and
sent to investors, to
include NAV information,
performance
commentary/attribution,
and summary portfolio
information

Party B	Confirmation of the NAV	Within 15 days of the last	Yes
	and NAV per share of Party	Local Business Day in

	B to be provided directly	each calendar month
from Party B’s Administrator

Party B	Any other information which	Upon request of Party A	Yes
Party A may reasonably
request from Party B from
time to time

Party B	Letter of Process Agent of	On or before execution of	Yes
	Party B confirming	this Agreement.
acceptance of appointment.

Party B	Certified copy of the	On or before execution of	Yes
	resolution of Party B’s	this Agreement.
Board of Directors (or
equivalent authorising
documentation) authorising
the execution and delivery
of this Agreement and each
Confirmation and
performance of its
obligations hereunder.

Part 4

Miscellaneous

(a)	Address for Notices. For the purpose of Section 12(a) of this Agreement:

Address for notices or communications to Party A:

For a particular Transaction, the address, telex number or facsimile number specified in the Confirmation and for any other notice the address specified below:

Address:                      100 Liverpool Street, London EC2M 2RH
Attention:                    Credit Risk Management - Documentation Unit / Legal Department
Facsimile no:               +44 20 7567 4406 / +44 20 7568 9247
Telephone no:            +44 20 7567 8000

Address for notices or communications to Party B:

Address:                      PLEASE ADVISE
Attention:
Telex:                           Answerback:
Facsimile:                    Telephone:
Electronic Messaging Details:

(b)
Process Agent.  For the purpose of Section 13(c) of this Agreement:  For Party A:  not applicable.  For Party B:  [please state the name and permanent address (in England and Wales) of the process agent that you have appointed to receive court papers as your agent in the event of legal proceedings in England.]

(c)	Offices. The provisions of Section 10(a) of this Agreement apply to Party A and Party B.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is a Multibranch Party and may act through its branches in any of the following territories or countries:  England and Wales, Australia, Hong Kong, United States of America, Singapore, and Switzerland.  Party B is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is Party A, unless otherwise specified in the Confirmation for the relevant Transaction.

(f)	Credit Support Document. Details of any Credit Support Document for Party A and Party B: not applicable.

(g)	Credit Support Provider. Credit Support Provider means for Party A and Party B, not applicable.

(h)	Governing Law. This Agreement is governed by and must be construed in accordance with English law.

(i)
Netting of Payments.  Subparagraph (ii) of Section 2(c) of this Agreement applies except for FX and Currency Option Transactions and energy commodity transactions where subparagraph (ii) of Section 2(c) does not apply.  Payments in FX and Currency Option Transactions are netted with payments in other FX and Currency Option Transactions in the same currency but not with Transactions other than FX and Currency Option Transactions.  Payments in energy commodity transactions are netted with other payments in energy commodity transactions in the same currency but not with Transactions other than energy commodity transactions.

(j)	“Affiliate” has the meaning specified in Section 14 of this Agreement.

Part 5

Other Provisions

(a)
Set-off.  Without affecting the provisions of the Agreement requiring the calculation of certain net payment amounts, all payments under this Agreement will be made without set-off or counterclaim; provided, however, that upon the designation of an Early Termination Date following an Event of Default, or a Termination Event under Section 5(b)(iv) or Section 5(b)(v), in addition to and not in limitation of any other right or remedy (including any right to set off, counterclaim, or otherwise withhold payment or any recourse to any Credit Support Document) under applicable law the Non-defaulting Party or non-Affected Party (in either case, “X”) may without prior notice to any person set off any sum or obligation (whether or not arising under this Agreement and whether matured or unmatured, whether or not contingent and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by the Defaulting Party or Affected Party (in either case, “Y”) to X or any Affiliate of X against any sum or obligation (whether or not arising under this Agreement, whether matured or unmatured, whether or not contingent and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by X or any Affiliate of X to Y and, for this purpose, may convert one currency into another at a market rate determined by X. If any sum or obligation is unascertained, X may in good faith estimate that sum or obligation and set-off in respect of that estimate, subject to X or Y, as the case may be, accounting to the other party when such sum or obligation is ascertained.  Nothing in this Agreement shall create or be deemed to create any charge under English law.

(b)
Representations.  Section 3(a) of this Agreement is hereby amended by the deletion of “and” at the end of Section 3(a)(iv); the substitution of the word “; and” for the full stop at the end of Section 3(a)(v) and the addition of Section 3(a)(vi) as follows:

“(vi)	No Agency. It is entering into this Agreement and each Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).”

(c)
Waiver Of Jury Trial.  Each party waives, to the fullest extent permitted by law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this agreement or any credit support document or any transaction.  Each party (i) certifies that no representative, agent or attorney of the other party or any credit support provider has represented, expressly or otherwise, that the other party would not seek to enforce this waiver in the event of any such suit, action or proceeding and (ii) acknowledges that it and the other party have entered into this agreement and any credit support document, as applicable, in reliance on, among other things, the mutual waivers and certifications in this section.

(d)
Consent to Recording.  Each Party (i) consents to the recording of all telephone conversations between trading, operations and marketing personnel of the parties and their Affiliates in connection with this Agreement or any potential Transaction; (ii) agrees to give notice to such personnel of it and its Affiliates that their calls will be recorded; and (iii) agrees that in any Proceedings, it will not object to the introduction of such recordings in evidence on the ground that consent was not properly given.

(e)
Scope of Agreement.  Upon the effectiveness of this Agreement and unless the parties to this Agreement otherwise agree in writing, by specific reference to this Agreement, that this provision does not apply, all Derivative Transactions (as defined below) then outstanding, or which may be entered into thereafter, between the parties, including Transactions entered into by the parties through Offices, if any, listed in Part 4(d), are deemed to be Transactions governed by this Agreement and any confirmation or other confirming evidence of the Transaction is deemed to be a Confirmation.

‘Derivative Transaction’ means any transaction (including an agreement with respect thereto) which is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, weather index transaction, bullion/precious metal transaction, base meta’ transaction, or forward purchase or sale of a security, commodity or other financial instrument or interest, or any other similar transaction (including any option with respect to any of these transactions) and any combination of these transactions.

ISDA Definitions.  (i) The provisions of the 1998 FX and Currency Option Definitions (as published by the International Swaps and Derivatives Association, Inc., the Emerging Markets Traders Association and the Foreign Exchange Committee) (the “1998 FX Definitions”) are hereby incorporated in their entirety and shall apply to any FX Transaction or Currency Option Transaction as defined in Section 1.12 and Section 1.5, respectively, of Article 1 of the 1998 FX Definitions (each an “FX Transaction” or “Currency Option Transaction”, respectively) entered into by the parties hereto (unless, in relation to a particular FX Transaction or Currency Option Transaction, as otherwise specified in the relevant Confirmation) ; and

(ii) The provisions of the 2005 ISDA Commodity Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the “Commodity Definitions”) are hereby incorporated in their entirety and shall apply to any Transaction as defined in Section 1.1 of Article 1 of the Commodity Definitions (each a “Commodity Transaction”) entered into by the parties hereto (unless, in relation to a particular Commodity Transaction, as otherwise specified in the relevant Confirmation) .

(f)           Relationship between the Parties.  This Agreement is amended by the addition of Section 15 as follows:

“15.           Relationship between the Parties.

Each party is deemed to represent to the other party on the date on which it enters into a Transaction (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a)
Non Reliance.  It is acting for its own account, and it has made its own independent decisions to enter into that transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b)
Assessment and Understanding.  It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction.  It is also capable of assuming, and assumes, the risks of that Transaction.

(c)	Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.”

References in this clause to a “party”, for UBS AG and where the context allows, includes any Affiliate of UBS AG.

(g)
Prior Agreements.  This Agreement supersedes all Agreements between the parties entered into prior to the execution of this Agreement governing any Specified Transaction between the parties and all confirmations for those Specified Transactions supplement, form part of, and are subject to this Agreement, such confirmations are Confirmations and such Specified Transactions are Transactions.  For the purposes of this provision the definition of Specified Transaction is as defined in Section 14 of the Master Agreement, amended by the deletion of the words “, subject to the schedule,” from the first line and “this Agreement or” from the final line.

(h)           Agreements.  Section 4 of this Agreement is amended by the addition of Section 4(f) as follows:

"(f)
Physical Delivery.  In respect of any physically settled Transactions, it will, at the time of delivery, be the legal and beneficial owner, free of liens and other encumbrances, of any securities or commodities it delivers to the other party; and, in addition, with respect to any breach of this Section 4(f), Section 5(a)(ii) of this Agreement is amended by the insertion of a full stop after “Agreement” on the fifth line and the deletion of the remainder of the Section.”

(i)           Failure to Pay or Deliver.  For Party B only, Section 5(a)(i) is deleted in its entirety and replaced by:

(i)	Failure to Pay or Deliver. Failure by Party B to make, when due, any payment under this Agreement or any delivery under Section 2(a)(i) or 2(e) required to be made by it.”

(j)
Further Representation of Party B.  In addition to its representations under Section 3, Party B represents to Party A (which representations are deemed to be repeated by Party B on each date on which any Transaction exists) that:

(i)
It has appointed the Investment Adviser to act as its agent for all purposes under this Agreement (including, without limitation, for the purpose of entering into Transactions on its behalf) (each such Transaction an “Agency Transaction”); and

(ii)
Any person (including, without limitation, the Investment Adviser and any person representing or purporting to represent the Investment Adviser) signing the Agreement or any Confirmation, and any such person entering into any Transaction, is authorised to do so on behalf of Party B.

(k)	Further Agreements of Party B. In addition to its agreements under Section 4, Party B agrees with Party A that, so long as either party has or may have any obligations under this Agreement:

(i)	Any amounts payable by Party A under this Agreement are deemed satisfied when paid to an account as instructed by the Investment Adviser.

(ii)
Party B is bound as principal of any Agency Transaction entered into by the Investment Adviser or any other person representing or purporting to represent the Investment Adviser, despite any lack of power or authority on the part of the Investment Adviser or such other person.

(l)
Reliance on Notices.  Except as otherwise stated herein, each party may rely upon any oral or written notices and instructions reasonably believed to be originated from the other party or its duly authorised agent (including, for Party B, the Investment Adviser) and does not incur any liability to the other party in acting in accordance with those notices and instructions.

(m)
Termination Notice.  Section 6(b)(i) of this Agreement is modified by the addition of the words “and in any event within one Local Business Day,” after the words “promptly upon becoming aware of it,” in the first and second lines thereof.

(n)	Definitions. Section 14 is amended to include the following definition in its appropriate alphabetical position:

‘Net Asset Value’ or ‘NAV’ means the result in U.S. Dollars of subtracting the total value of all liabilities (including but not limited to the aggregate mark-to-market value of all trading positions constituting liabilities) from the total value of all assets (including but not limited to cash, deposit accounts and instruments, securities, and the aggregate mark-to-market value of all trading positions constituting assets).  For purposes of this computation, amounts denominated in a currency other than U.S. Dollars are converted to U.S. Dollars at the then-prevailing spot rate.

(o)
Break clause for Transactions.  Party A may, by giving 3 Local Business Days’ notice to Party B, designate an Early Termination Date for any Transaction on each anniversary of the trade date of that Transaction, in which case the Transaction is Cash-Settled under Section 17 of the ISDA 2000 Definitions, using Cash Price Settlement Method and Quotation Rate of Mid.

(p)           Indian transactions

For any Transaction that references a share listed on a stock exchange in India, Party A and Party B:

(1)
consent to the other party providing any Indian government or regulatory authority with any information regarding it and the Transaction as required under Indian regulations or as requested by any Indian government or regulatory authority;

(2)	agree to provide to the other party any additional information that the other party considers necessary or appropriate in order for that other party to comply with any such regulations or requests;

(3)
represent to the other that the Transaction is not being entered into for the benefit or account of, or pursuant to or in connection with any back-to-back transaction with:  (i) a Person Resident in India as the term is used in the Foreign Exchange Management Act, 1999 (the “Act”), or , (ii) a “Non-Resident Indian”, a “Person of Indian Origin” or an “Overseas Corporate Body”, as those terms are used in the Foreign Exchange Management (Deposit) Regulations 2000 as notified by the Reserve Bank of India or (iii) any entity or person that is not regulated (as that term is used in the Securities and Exchange Board of India (Foreign Institutional Investors Amendment) Regulations, 2004) (each, a “Restricted Entity”);

(4)	represent to the other that it is not a Restricted Entity; and

(5)	agree not to, directly or indirectly, sell, transfer, assign, novate or otherwise dispose of the Transaction to or for the benefit or account of any Restricted Entity.

(q)           Taiwanese transactions

For any Transaction that references a share listed on a stock exchange in Taiwan, Party A and Party B each represent to the other that:

(1)
it is not entering into the Transaction for the benefit or account of, or pursuant to or in connection with any back-to back transaction with (A) any residents of the People’s Republic of China (“PRC”), corporations in the PRC, or corporations outside the PRC that are beneficially owned by residents of the PRC or (B) any residents of the Republic of China (“Taiwan”), corporations in Taiwan, or corporations outside Taiwan that are beneficially owned by residents of Taiwan.

(2)	it will not, directly or indirectly, sell, transfer, assign, novate or otherwise dispose of the Transaction to or for the benefit or account (i) any residents of the PRC, corporations in the PRC, or corporations outside the PRC that are beneficially owned by residents of the PRC or (ii) any residents of Taiwan, corporations in Taiwan, or corporations outside Taiwan that are beneficially owned by residents of Taiwan.

(3)
details of the Transaction (including the identity of the parties) may, (1) upon request or order by any competent authority, regulatory or enforcement organisation, governmental or otherwise, including the stock exchange on which the underlying shares are listed, (2) as required by applicable law, rules, regulations, codes or guidelines (whether having the force of law or otherwise), be disclosed in accordance with such request, order, law, rules, regulations, codes or guidelines (whether such disclosure is to be made to third parties or otherwise).  By entering into the Transaction, each party agrees to such disclosure and releases the other (and its subsidiaries and affiliates) from any duty of confidentiality owed to it in relation to such information.

(r)           Chinese transactions

For any Transaction that references a share listed on a stock exchange in People’s Republic of China (“PRC”), Party A and Party B each represent to the other that:

(1)
it is not entering into the Transaction for the benefit or account of, or pursuant to or in connection with any back-to back transaction with any Domestic Investor or any person for the account of any Domestic Investor.

(2)
it will not, directly or indirectly, sell, transfer, assign, novate or otherwise dispose of the Transaction, directly or indirectly, to any Domestic Investor or any person for the account of any Domestic Investor.

(3)
details of the Transaction (including identity of the parties) may (a) upon request or order by any competent authority, regulatory or enforcement organisation, governmental or otherwise, including without limitation, the Securities and Futures Bureau of the Financial Supervisory Commission of the Republic of China, and including the stock exchange on which the underlying shares are listed, (b) as required by applicable law, rules, regulations, codes or guidelines (whether having the force of law or otherwise), be disclosed in accordance with such request, order, law, rules, regulations, codes or guidelines (whether such disclosure is to be made to third parties or otherwise).  By entering into the Transaction, each party agrees to such disclosure and releases the other (and its subsidiaries and affiliates) from any duty of confidentiality regarding such disclosure.

“Domestic Investor” is defined in the Administrative Rules of Securities Accounts of China Securities Depository and Clearing Corporation Limited and includes the following:

(i)	PRC citizens resident in the PRC (excluding Hong Kong, Macau and Taiwan);

(ii)	PRC citizens resident outside the PRC who are not permanent residents of another country or permanent residents of Hong Kong, Macau or Taiwan;

(iii)	Legal persons registered in the PRC (excluding Hong Kong, Macau and Taiwan).

“PRC citizens” used in the rules do not include persons who are permanent residents of Hong Kong, Macau or Taiwan.

“Legal persons registered in the PRC” excludes foreign entities incorporated or organised in other jurisdictions even though they may have an office (i.e. a branch) in the PRC.

Paragraph 11.  Elections and Variables

(a)           Base Currency and Eligible Currency.

(i)    “Base Currency” means United States Dollars.

(ii)    “Eligible Currency” means the Base Currency,

(b)           Credit Support Obligations.

(i)            Delivery Amount, Return Amount and Credit Support Amount.

(A) “Delivery Amount” has the meaning specified in Paragraph 2(a).

(B) “Return Amount” has the meaning specified in paragraph 2(b).

(C) “Credit Support Amount” has the meaning specified in Paragraph 10

(ii)	Eligible Credit Support.	The following items will qualify as “Eligible Credit Support” for the party specified:

	Party A	Party B	Valuation Percentage

(A) cash in an Eligible Currency	N/A	YES	100%

(B) negotiable debt obligations having a residual maturity of not more than one year issued by any of the following governments: - United States of America (US Treasury Department issues only) - Germany - France	N/A	YES	98%

(C) negotiable debt obligations having a residual maturity of more than one year but less than or equal to 5 years issued by any of the following governments: - United States of America (US Treasury Department issues only) - Germany - France	N/A	YES	96%

(D) negotiable debt obligations having a residual maturity of more than 5 years but less than or equal to 10 years issued by any of the following governments: - United States of America (US Treasury Department issues only)	N/A	YES	94%

11

- Germany - France

In the case of (B) to (D) only is so far as they are denominated in the domestic currency of the country or Euro in the case of Euro member countries,

(iii)           Thresholds.

(A)	“Independent Amount” means with respect to Party A: Zero “Independent Amount” means with respect to Party B: an amount agreed between the parties at the time of trading.

(B)	“Threshold” means with respect to Party A: Infinity “Threshold” means with respect to Party B: zero provided however that if an Event of Default has occurred and is continuing with respect to such party, such party’s Threshold shall be zero.

(C)	“Minimum Transfer Amount” means with respect to Party A: USD 500,000 “Minimum Transfer Amount” means with respect to Party B: USD 50,000.

provided however that if an Event of Default has occurred and is continuing with respect to such party, such party’s Minimum Transfer Amount shall be zero.

(D)	Rounding. The Delivery Amount and the Return Amount will be rounded up and down respectively to the nearest integral multiple of USD 50,000.

(c)    Valuation and Timing.

(i)	“Valuation Agent” means, Party A, acting in good faith and a commercially reasonable manner.

(ii)	“Valuation Date” means any Local Business Day.

(iii)	“Valuation Time” means the close of business in the Relevant Market on the Local Business Day first preceding the Valuation Date or date of calculation, as applicable.

For the purposes of this provision, “Relevant Market” means

(a)	with respect to the calculation of Value, the principal market in which the relevant Eligible Credit Support is traded; and

(b)	with respect to the calculation of Exposure, the location most closely associated with the relevant Transaction;

12

each as determined by the Valuation Agent , or as otherwise agreed between the parties.

(iv)           “Notification Time” means 1:00 p.m., London time, on the Local Business Day.

(d)           Exchange Date.  “Exchange Date” has the meaning specified in Paragraph 3(c)(ii).

(e)           Dispute Resolution.

(i)	“Resolution Time” means 1:00 p.m., London time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 4.

(ii)
Value.  For the purpose of Paragraphs 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, will be calculated as follows:  disputes over value will be resolved by the Valuation Agent seeking three bid quotes as of the relevant Valuation Date or date of Transfer from parties that regularly act as dealers in the securities or other property in question.  The Value will be the mean of the Base Currency Equivalent of the arithmetic mean of the bid prices obtained by the Valuation Agent multiplied by the nominal amount of such security, plus any income which, as of such date, has accrued but not yet been paid in respect of the security to the extent not included in such price as of such date, multiplied by the applicable Valuation Percentage.

(iii)	Alternative. The provisions of Paragraph 4 will apply.

(f)           Distributions and Interest Amount.

(i)	Interest Rate. The “Interest Rate” in relation to each Eligible Currency specified below will be:

Eligible Currency                                          Interest Rate

US DOLLARS	Fed Funds as quoted on Telerate page 118

(ii)
Transfer of Interest Amount.  The transfer of the Interest Amount will be made on or within 5 Local Business Days after the last Local Business Day of each calendar month and on any other Local Business Day as agreed between the parties thereafter.

(iii)	Alternative to Interest Amount. The provisions of Paragraph 5(c)(ii) will apply.

(g)           Addresses for Transfers.

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Party A:                 UBS AG
100 Liverpool Street
London EC2M 2RH

Tel:  44 20 7567 2684
Fax; 44 20 7567 3894

For the attention of the Collateral Manager

Party B:                 PLEASE ADVISE

(h)           Other Provisions.

(i) The definition of “Value” in Paragraph 10 of the Annex shall be amended as follows:

(a) by deleting the words under (B) and replacing with:

“a security, the Base Currency Equivalent of the bid price obtained by the Valuation Agent multiplied by the nominal amount of such security, plus any income which, as of such date, has accrued but not yet been paid in respect of the security to the extent not included in such price as of such date, multiplied by the applicable Valuation Percentage, if any; and”

(b) by adding at the end of sub-paragraph (i) thereof;

“Provided that for a Valuation Date which is an Early Termination Date designated or deemed to have occurred as a result of an Event of Default or an Additional Termination Event, the Valuation Percentage shall be deemed to be 100%.”

(ii) The final paragraph of Paragraph 3(a) is replaced by:

“If a demand for transfer of Eligible Credit Support or Equivalent Credit Support is received by the Notification Time, then the relevant transfer must be made not later than the close of business on that Local Business Day, and if the demand is received after the Notification Time, then the relevant transfer must be made not later than the close of business on the next following Local Business Day.”

(iii) This Annex, including the act of transfer (disposition) itself, will be governed and construed in accordance with English law.

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